POWER OF ATTORNEY


         We, the undersigned Trustees of Pioneer World Equity Fund, a Delaware business trust, do hereby severally constitute and appoint John F. Cogan, Jr., David D. Tripple, and Joseph P. Barri, and each of them acting singly, to be our true, sufficient and lawful attorneys, with full power to each of them, and each of them acting singly, to sign for each of us, in the name of each of us and in the capacity as trustee, any and all amendments to the Registration Statement on Form N-1A to be filed by Pioneer World Equity Fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), with respect to the offering of its shares of beneficial interest and any and all other documents and papers relating thereto, and generally to do all such things in the name of each of us and on behalf of each of us in the capacity as trustee to enable Pioneer World Equity Fund to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming the signature of each of us as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statement.

         IN WITNESS WHEREOF, we have hereunder set our hands on this Instrument the 8th day of October, 1996.



/s/John W. Kendrick, Trustee           /s/Marguerite A. Piret, Trustee
------------------------------         ----------------------------
John W. Kendrick, Trustee              Marguerite A. Piret, Trustee




/s/Stephen K. West, Trustee            /s/Margaret B.W. Graham, Trustee
------------------------------         ----------------------------
Stephen K. West, Trustee               Margaret B.W. Graham, Trustee



/s/John Winthrop, Trustee
------------------------------
John Winthrop, Trustee

                                POWER OF ATTORNEY



         The undersigned officer and Trustee of Pioneer World Equity Fund, a Delaware business trust, does hereby severally constitute and appoint David D. Tripple and Joseph P. Barri, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each of them acting singly, to sign for me, in my name and in the capacities indicated below, any and all amendments to the Registration Statement on Form N-1A to be filed by Pioneer World Equity Fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), with respect to the offering of its shares of beneficial interest and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacities indicated to enable Pioneer World Equity Fund to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statement.


         IN WITNESS WHEREOF, we have hereunder set our hands on this Instrument the 8th day of October, 1996.




                                        /s/John F. Cogan, Jr.,
                                        ----------------------
                                        Chairman, Trustee and President

                                POWER OF ATTORNEY



         The undersigned officer and Trustee of Pioneer World Equity Fund, a Delaware business trust, does hereby severally constitute and appoint John F. Cogan, Jr. and Joseph P. Barri, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each of them acting singly, to sign for me, in my name and in the capacities indicated below, any and all amendments to the Registration Statement on Form N-1A to be filed by Pioneer World Equity Fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), with respect to the offering of its shares of beneficial interest and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacities indicated to enable Pioneer World Equity Fund to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statement.


         IN WITNESS WHEREOF, we have hereunder set our hands on this Instrument the 8th day of October, 1996.




                                        /s/David D. Tripple,
                                        ----------------------------
                                        Trustee and Executive Vice President

                                POWER OF ATTORNEY



         The undersigned officer of Pioneer World Equity Fund, a Delaware business trust, does hereby severally constitute and appoint John F. Cogan, Jr., David D. Tripple and Joseph P. Barri, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each of them acting singly, to sign for me, in my name and in the capacities indicated below, any and all amendments to the Registration Statement on Form N-1A to be filed by Pioneer World Equity Fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), with respect to the offering of its shares of beneficial interest and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacities indicated to enable Pioneer World Equity Fund to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statement.


         IN WITNESS WHEREOF, we have hereunder set our hands on this Instrument the 8th day of October, 1996.



                                            /s/ William H. Keough
                                            ---------------------
                                            William H. Keough
                                            Treasurer